Exhibit 10.72

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AWARD/CONTRACT		1.	THIS CONTRACT IS A RATED ORDER		RATING	PAGE OF PAGES
			UNDER DPAS (15 CFR 350)			1	28

2. CONTRACT (Proc. Inst. Ident.) NO.		3.	EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO
M67854-07-C-5039			03 May 2007

5. ISSUED BY	CODE	M67854	6. ADMINISTERED BY (If other than Item 5)		CODE	S1103A
MARCORSYSCOM ATTN: PATTY PAGONIS CT 025 2200 LESTER STREET QUANTICO VA 22134			DCMA ATLANTA ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYRNA, GA 30080

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and zip code)				8. DELIVERY
FORCE PROTECTION INDUSTRIES, INC.				☒ FOB ORIGIN ☐ OTHER (See below)
DAMON WALSH
9801 HIGHWAY 78, #1				9. DISCOUNT FOR PROMPT PAYMENT
LADSON SC 29456

CODE 1EFH8		FACILITY CODE		10. SUBMIT INVOICES 1 (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:		ITEM

11. SHIP TO/MARK FOR	CODE		12. PAYMENT WILL BE MADE BY		CODE	HQ0338
See Schedule			DFAS-COLUMBUS CENTER DFAS COLUMBUS CENTER-SOUTH ENTITLEMENT DP P.O. BOX 18264 COLUMBUS OH 43218-2264

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION ☐ 10 U.S.C. 2304(c) ( ) ☐ 41 U.S.C. 253(c) ( )			14. ACCOUNTING AND APPROPRIATION DATA See Schedule

15A. ITEM NO.	15B. SUPPLIES/SERVIES		15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15 F. AMOUNT

SEE SCHEDULE			FMS REQUIREMENT
SEE SECTION B FOR CASE IDENTIFIERS

			15G. TOTAL AMOUNT OF CONTRACT			$8,867,449.12

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)

		PART I – THE SCHEDULE

☒	A	SOLICITATION/CONTRACT FORM	1
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2 – 11
☒	C	DESCRIPTION/ SPECS/ WORK STATEMENT	12
☒	D	PACKAGING AND MARKING	13
☒	E	INSPECTION AND ACCEPTANCE	14
☒	F	DELIVERIES OR PERFORMANCE	15 – 18
☒	G	CONTRACT ADMINISTRATION DATA	19 – 20
☒	H	SPECIAL CONTRACT REQUIREMENTS	21 - 23

		PART II – CONTRACT CLAUSES

☒	I	CONTRACT CLAUSES	24 – 27

		PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATACHMENTS

☒	J	LIST OF ATTACHMENTS	28

		PART IV – REPRESENTATIONS AND INSTRUCTIONS

☐	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☐	M	EVALUATION FAC TORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐  CONTRACTOR’S NEGOTIATED AGREEMENT  (Contractor is required to sign this document and return            copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise  identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such  provisions, representations, certifications, and specifications, as are attached or  incorporated by reference herein.  (Attachments are listed herein.)

18. ☐  AWARD (Contractor is not required to sign this document.)          Your offer on Solicitation Number                                                                      , including the additions or changes made by you which additions or changes are set forth in  full above, is hereby accepted as to the terms listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents: (a) the  Government’s solicitation and your offer, and (b) this award/contract.  No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) Otis Byrd, Director of Contracts			20A. NAME AND TITLE OF CONTRACTING OFFICER Wanda M .Hanshaw Tel: (703) 432-5009 Email: wanda.hanshaw@usmc.mil

19B. NAME OF CONTRACT OR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ Otis Byrd	4/30/07	By	/s/ W. M. Hanshaw	5/3/07
(Signature of person authorized to sign)				(Signature of Contracting Officer)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		5	Each	$ [***]	$	[***] NTE
COUGAR JERRV 6X6 EOD VEHICLE FFP In accordance with Attachments 1 and 2. Undefinitized. FOB: Origin FMS Case No: CN-P-LIB
				NET AMT	$	[***]

	ACRN AA				$	[***]
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		5	Each	$ [***]	$	[***] NTE
BUFFALO VEHICLE FFP In accordance with Attachments 1 and 3. Undefinitized. FOB: Origin FMS Case No: CN-P-LIB
				NET AMT	$	[***]

	ACRN AB				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003					$	NTE
	90 DAY ON BOARD CONSUMABLES BLOCK FFP FOB: Origin
				NET AMT		$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003AA		5	Each	$ [***]	$	[***] NTE
90 DAY ON BOARD CONSUMABLES BLOCK FFP In support of JERRV 6x6 EOD vehicles under CLIN 0001. In accordance with Attachment 4. Undefinitized. FOB: Origin FMS Case No: CN-P-LIB
				NET AMT	$	[***]

	ACRN AC				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003AB		5	Each	$ [***]	$	[***] NTE
90 DAY ON BOARD CONSUMABLES BLOCK FFP In support of Buffalo vehicles under CLIN 0002. In accordance with Attachment 5. Undefinitized. FOB: Origin FMS Case No: CN-P-LIB
				NET AMT	$	[***]

	ACRN AD				$	[***]
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004			Each		$	NTE
	1-YEAR FORWARD DEPLOYMENT BLOCK FFP FOB: Origin
				NET AMT		$0.00

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AA		10	Each	$ [***]	$	[***] NTE
1-YEAR FORWARD DEPLOYMENT BLOCK FFP In support of JERRY 6x6 EOD vehicles under CLIN 0001. In accordance with Attachment 6. Undefinitized. FOB: Origin FMS Case No: CN-P-LIB
				NET AMT	$	[***]

	ACRN AE				$	[***]
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AB		10	Each	$ [***]	$	[***] NTE
1-YEAR FORWARD DEPLOYMENT BLOCK FFP In support of Buffalo vehicles under CLIN 0002. In accordance with Attachment 7. Undefinitized. FOB: Origin FMS Case No: CN-P-LIB
				NET AMT	$	[***]

	ACRN AF				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005
	1-YEAR MAINTENANCE WORKSHOP BLOCK FFP FOB: Origin
				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AA		1	Each	$ [***]	$	[***]
1-YEAR MAINTENANCE WORKSHOP BLOCK FFP In support of JERRV 6x6 EOD vehicles under CLIN 0001. In accordance with Attachment 8. FOB: Origin FMS Case No: CN-P-LIB
				NET AMT	$	[***]

	ACRN AG				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AB		1	Each	$ [***]	$	[***]
1-YEAR MAINTENANCE WORKSHOP BLOCK FFP In support of Buffalo vehicles under CLIN 0002. In accordance with Attachment 9. FOB: Origin FMS Case No: CN-P-LIB
				NET AMT	$	[***]

	ACRN AH				$	[***]
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006
	TRAINING FOR JERRV 6X6 EOD VEHICLES FFP FOB: Origin
				NET AMT	$0.00

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006AA		1	Each	$ [***]	$	[***]
OPERATOR TRAINING FFP In support of JERRV 6x6 EOD vehicles under CLIN 0001. In accordance with Attachment 1. FOB: Origin FMS Case No: CN-P-LIB
				NET AMT	$	[***]

	ACRN AJ				$	[***]
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006AB		1	Each	$ [***]	$	[***]
FIELD MAINTENANCE TRAINING FFP In support of JERRV 6x6 EOD vehicles under CLIN 0001. In accordance with Attachment 1. FOB: Origin FMS Case No: CN-P-LIB
				NET AMT	$	[***]

	ACRN AK				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007
	FIELD SERVICE REPRESENTATIVES FFP FOB: Origin
				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007AA		24	Months	$ [***]	$	[***]

FIELD SERVICE REPRESENTATIVES
FFP
In support of JERRV 6x6 EOD vehicles under CLIN 0001.
1 FSR for a period of 24 months. Unit price reflects monthly cost.
In accordance with Attachment 1.
FOB: Origin
FMS Case No: CN-P-LIB

				NET AMT	$	[***]

	ACRN AQ				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007AB		24	Months	$ [***]	$	[***]

FIELD SERVICE REPRESENTATIVES
FFP
In support of Buffalo vehicles under CLIN 0002.
1 FSR for a period of 24 months. Unit price reflects monthly cost.
In accordance with Attachment 1.
FOB: Origin
FMS Case No: CN-P-LIB

				NET AMT	$	[***]

	ACRN AR				$	[***]
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008		1	Each	$ [***]	$	[***]

OPTION	TOOLS FOR FIELD SERVICE REPRESENTATIVES FFP 1 Set of tools in support of BOTH Buffalo and JERRV vehicles under contract. In accordance with Attachment 1. FOB: Origin
				NET AMT	$	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0009

OPTION	TRAINING FOR BUFFALO VEHICLES FFP FOB: Origin
				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0009AA		1	Each	$ [***]	$	[***]

OPTION	OPERATOR TRAINING FFP In support of Buffalo vehicles under CLIN 0002. In accordance with Attachment 1. FOB: Origin
				NET AMT	$	[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0009AB		1	Each	$ [***]	$	[***]

OPTION	FIELD MAINTENANCE TRAINING FFP In support of Buffalo vehicles under CLIN 0002. In accordance with Attachment 1. FOB: Origin
				NET AMT	$	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section C - Descriptions and Specifications

DESCRIPTION/ STATEMENT OF WORK

Items 0001, 0002, 0003AA, 0003AB, 0004AA, 0004AB, (0005AA, 0005AB, 0006AA, 0006AB, 0007AA, 0007AB, 0008 (OPTION , 0009AA (OPTION) and 0009AB (OPTION)- The contractor shall provide the necessary personnel, material, equipment, services, and facilities (except as otherwise specified in this contract) to perform in accordance with Attachment 1 Statement of Work for the Government of Canada.

Items 0004AA, 0004AB, 0005AA, 0005AB, and 0008 (OPTION) - The Contractor shall manufacture, test, and deliver spares blocks in accordance with Attachments 6 through 10, and the requirements found in Attachment 1 Statement of Work for the Government of Canada.

Items 0001, 0002, 0003AA, 0003AB, 0004AA, 0004AB, 0005AA, 0005AB, 0006AA, 0006AB, 0007AA, 0007AB,  0008 (OPTION), 0009AA (OPTION) and 0009AB (OPTION)-All publications and technical data to be delivered shall be prepared and delivered in accordance with Attachments 1 through 10.

0006AA, 0006AB, 0007AA, 0007AB and 0008 (OPTION) - The Contractor shall provide all required Factory and Site training, including delivery of training materials, and shall also provide twenty-four (24) months of continuous FSR support commencing within 270 days after the date of contract, as called up by the Government of Canada.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section D - Packaging and Marking

MARKING REQUIREMENTS

Marking for shipment and storage shall be in accordance with MIL-STD-129P, unless relief has been granted in writing by the cognizant Procurement Contracting Officer through a DD Form 1694. RFD/RM.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
0003	Origin	Government	Origin	Government
0003AA	Origin	Government	Origin	Government
0003AB	Origin	Government	Origin	Government
0004	Origin	Government.	Origin	Government
0004AA	Origin	Government	Origin	Government
0004AB	Origin	Government	Origin	Government
0005	Origin	Government	Origin	Government
0005AA	Origin	Government	Origin	Government
0005AB	Origin	Government	Origin	Government
0006	Origin	Government	Origin	Government
0006AA	Origin	Government	Origin	Government
0006AB	Origin	Government	Origin	Government
0007	Destination	Government	Destination	Government
0007AA	Destination	Government	Destination	Government
0007AB	Destination	Government	Destination	Government
0008	Origin	Government	Origin	Government
0009	Origin	Government	Origin	Government
0009AA	Origin	Government	Origin	Government
0009AB	Origin	Government	Origin	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies—Fixed Price	AUG 1996
52.246-4	Inspection Of Services—Fixed Price	AUG 1996
52.246-16	Responsibility For Supplies	APR 1984

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	31-JUL-2007 * SEE NOTE A	5	FORCE PROTECTION INDUSTRIES, INC. PENNY VANHORN 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

0002	01-OCT-2007 * SEE NOTE B	1	(SAME AS PREVIOUS LOCATION) FOB: Origin

0002	31-OCT -2007	1	(SAME AS PREVIOUS LOCATION) FOB: Origin

0002	30-NOV-2007	1	(SAME AS PREVIOUS LOCATION) FOB: Origin

0002	31-DEC-2007	2	(SAME AS PREVIOUS LOCATION) FOB: Origin

0003	N/A	N/A	N/A	N/A

0003AA	31-JUL-2007	5	FORCE PROTECTION INDUSTRIES, INC. PENNY VANHORN 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

0003AB	01-OCT-2007	1	(SAME AS PREVIOUS LOCATION) FOB: Origin

0003AB	31-OCT-2007	1	(SAME AS PREVIOUS LOCATION) FOB: Origin

0003AB	30-NOV-2007	1	(SAME AS PREVIOUS LOCATION) FOB: Origin

0003AB	31 -DEC-2007	2	(SAME AS PREVIOUS LOCATION) FOB: Origin

0004	N/A	N/A	N/A	N/A

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

0004AA	On or before 120 days ADC	10	FORCE PROTECTION INDUSTRIES, INC. PENNY V ANHORN 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

0004AB	30-SEP-2007	2	(SAME AS PREVIOUS LOCATION) FOB: Origin

0004AB	31-OCT-2007	2	(SAME AS PREVIOUS LOCATION) FOB: Origin

0004AB	30-NOV-2007	2	(SAME AS PREVIOUS LOCATION) FOB: Origin

0004AB	31 -DEC-2007	4	(SAME AS PREVIOUS LOCATION) FOB: Origin

0005	N/A	N/A	N/A	N/A

0005AA	06-NOV-2007	1	FORCE PROTECTION INDUSTRIES, INC. PENNY VANHORN 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

0005AB	31-DEC-2007	1	(SAME AS PREVIOUS LOCATION) FOB: Origin

0006	N/A	N/A	N/A	N/A

0006AA	On or before 270 dys ADC	1	FORCE PROTECTION INDUSTRIES, INC. PENNY VANHORN 9801 HIGHWAY 78 LADSON SC 29456 843-740-7015 FOB: Origin

0006AB	On or before 270 dys ADC	1	(SAME AS PREVIOUS LOCATION) FOB: Origin

0007	N/A	N/A	N/A	N/A

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

00007AA	On or before 270 dys ADC	24	N/A FOB: Origin

0007AB	On or before 270 dys ADC	24	N/A FOB: Origin

0008	N/A	N/A	N/A	N/A

0009	N/A	N/A	N/A	N/A

0009AA	N/A	N/A	N/A	N/A

0009AB	N/A	N/A	N/A	N/A

NOTE A—Manuals are over packed with each vehicle, and one (1) additional JERRV manual will be shipped immediately ADC at no additional cost to the Canadian Government at the address provided underneath NOTE B, below. An additional DD 250 for this item is not required.

NOTE B—Manuals are over packed with each vehicle and one (1) additional Buffalo manual will be shipped immediately ADC at no additional cost to the Canadian Government at the address provided below. An additional DD 250 for this item is not required.

Ship 1 JERRV and 1 Buffalo Manual To:

Department of National Defense
ATTN: Major Daniel Robichaud
Louis St-Laurent Bldg (4 WB08)
555 Blvd de la Carriere
Gatineau, Quebec Canada
J8Y 6R5

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52242-17	Government Delay Of Work	APR 1984
52.247-29	F.O.B. Origin	FEB 2006
52.247-61	F.O.B. Origin—Minimum Size Of Shipments	APR 1984
52.247-65	F.O.B. Origin. Prepaid Freight—Small Package Shipments	JAN 1991

ADVANCE DELIVERIES

Advance deliveries of vehicles and equipment will be accepted upon prior approval by the Program Office at MARCORSYSCOM at no additional cost to the Government. Prior approval for advance deliveries must be obtained by the contractor in written form (email is sufficient) and provide a copy to DCMA at inspection/acceptance. The written approval must be from a Government Project Officer supporting this contract. The contractor may contact the Contracting Officer listed in Block 5 of the Standard Form 26 for current point of contact information on the Project Officer.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Partial shipments of parts blocks may be made at 50% completion level at 60 days after receipt of order. For each occurrence that parts blocks are accepted at 50% completion, the contractor is to provide DCMA and the Government Project Officer one (1) manifest of the delivered items AND one (1) manifest of missing items that would make the parts blocks at 100%.  DCMA SHALL NOT accept advance deliveries at 50% without a contractor manifest of delivered items and missing items. The contractor manifests shall itemize the parts blocks at a minimum by item serial number, description, cost, reference the Contract Line Item Number it is supporting, and delivery date or the projected delivery date (for missing items).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 97-11X8242 2886 000 74 862 0 (165916 2D PCN045 70366 002 0LIB

AMOUNT: $[***]

CIN 00000000000000000000000000000: $[***]

AB: 97-11X8242 2886 000 74 862 0 065916 2D PCN045 70366 017 0LIB

AMOUNT: $[***]

CIN 000000000000000000000000000000: $[***]

AC: 97-11X8242 2886 000 74 862 0 065916 2D PCN045 70366 034 0LIB

AMOUNT: $[***]

CIN 000000000000000000000000000000: $[***]

AD: 97-11X8242 2886 000 74 862 0 065916 2D PCN045 70366 059 0LIB

AMOUNT: $[***]

CIN 000000000000000000000000000000: $[***]

AE: 97-11X8242 2886 000 74 862 0 065916 2D PCN045 70366 035 0LIB

AMOUNT: $[***]

CIN 000000000000000000000000000000: $[***]

AF: 97-11X8242 2886 000 74 862 0 065916 2D PCN045 70366 060 0LIB

AMOUNT: $[***]

CIN 000000000000000000000000000000: $[***]

AG: 97-11X8242 2886 000 74 862 0 065916 20 PCN045 70366 036 0LIB

AMOUNT: $ [***]

CIN 000000000000000000000000000000: $[***]

AH: 97-11X8242 2886 000 74 862 0 065916 2D PCN045 70366 061 0LIB

AMOUNT: $[***]

CIN 000000000000000000000000000000: $[***]

AJ: 97-11X8242 2886 000 74 862 0 065916 2D PCN045 70366 113 0LIB

AMOUNT: $[***]

CIN 000000000000000000000000000000: $[***]

AK: 97-11X8242 2886 000 74 862 0 065916 2D PCN045 70366 114 0LIB

AMOUNT: $[***]

CIN 000000000000000000000000000000: $[***]

AQ: 97-1 1X8242 2886 000 74 862 0 065916 2D PCN044 70368 003 0LIB

AMOUNT: $[***]

CIN 000000000000000000000000000000: $[***]

AR: 97-11X8242 2886 000 74 862 0 065916 2D PCN044 70368 003 0LIB

AMOUNT: $[***]

CIN 000000000000000000000000000000: $[***]

CLAUSES INCORPORATED BY REFERENCE

252.204-7006         Billing Instructions OCT 2005

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

POST AWARD CONFERENCE

A post-award conference with the Offeror will be conducted within 45 days after award of the contract at the Government’ s discretion. The conference will be held at the contractor’s facility and will be chaired by Defense Contract Management Agency (DCMA). At a minimum, the post award conference will address the following: work Summary, schedule, GFE (if any), and logistics. The post-award conference will be mutually scheduled by the Contractor and the Government. The requirement for a post-award conference shall in no event constitute grounds for excusable delay by the Contractor in the performance of any provisions in this contract.

PARTIAL SHIPMENT OF BLOCKS

Partial shipments of parts blocks may be made at 50% completion level at 60 days after receipt of order. For each occurrence that parts blocks are accepted at 50% completion, the contractor is to provide DCMA and the Government Project Officer one (1) manifest of the delivered items AND one (1) manifest of missing items that would make the parts blocks at 100%. DCMA SHALL NOT accept advance deliveries at 50% without a contractor manifest of delivered items and missing items. The contractor manifests shall itemize the parts blocks at a minimum by item serial number, description, cost, reference the Contract Line Item Number it is supporting, and delivery date or the projected delivery date (for missing items).

DCMA shall permit the contractor to invoice for ONLY the parts accepted and delivered. For partial shipments, the Contractor is authorized to submit invoices for only the FDB and MWB items actually shipped and accepted. The Government will accept partial shipments and authorize payment of invoices for the FDB and MWB items actually shipped and accepted.

See Section F “ADVANCE DELIVERIES” for Government point of contact information.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section H - Special Contract Requirements

SPECIAL CONTRACT REQUIREMENTS

PERFORMANCE DELAYS

The contractor shall. notify the Contracting Officer in writing within 30 days of any actual or constructive event or condition that arises which delays the performance under this contract. The receipt of any such written notification as stated above by the Government shall not be construed as a waiver by the Government (i) or any delivery schedule or date or (ii) of compliance with any other contract requirement by the Contractor or (iii) of any other rights or remedies provided to the Government by law or under this contract. The contractor shall provide documented evidence to support any claims in accordance with DFARS 252.243-7002 Requests for Equitable Adjustment

CONTRACT CHANGES

No order, statement, or conduct of the U.S. Government or the Government of Canada personnel who might visit the contractor’s facility or worksite or in any other manner communicate with contractor personnel during the performance of this contract shall constitute a change under the “Changes” clause of this contract.

No understanding or agreement, contract modification, change order, or other matter deviating from or constituting an alteration or change of the terms of the contract shall be effective or binding upon the Government unless formalized by contractual documents executed by the Contracting Officer or his or her designated representative.

The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and, notwithstanding provisions contained elsewhere in the contract, the said authority remains solely with the Contracting Officer. In the event that the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority at the contractor’s expense, and no adjustment shall be made in the contract price or other contract terms and conditions as consideration for the aforementioned unauthorized change. Further, should the unauthorized change be to the Government’s detriment, the contractor may be held financially responsible for its correction.

WARRANTY

This warranty clause shall be further defined and modified during contract definitization.

(a) Definitions.

“Acceptance,” as used in this clause, means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another, ownership of existing and identified supplies, or approves specific services rendered, as partial or complete performance of the contract.

“Correction,” as used in this clause, means the elimination of a defect.

“Supplies,” as used in this clause, means the end items furnished by the Contractor and related services required under this contract. The word does not include “data.”

“Delivery,” as used in this section, means the date that supplies have been delivered to a specified site, installed, and accepted by the Government as operational for the purpose intended by this contract

(b) Contractor’s obligations.

(1) The CONTRACTOR shall provide warranty for one (1) year for hardware, material and civil works. The warranties shall commence upon DCMA acceptance.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

All supplies furnished under this contract will be free from defects in material and workmanship and will conform with all requirements of this contract.

(2) Any supplies or parts thereof corrected or furnished in replacement shall be subject to the conditions of this clause to the same extent as supplies initially delivered. This warranty shall be equal in duration to the time remaining on the original warranty as of the date the item failed.

(3) The Contractor shall not be obligated to correct or replace supplies if the facilities, tooling, drawings, or other equipment or supplies necessary to accomplish the correction or replacement have been made unavailable to the Contractor by action of the Government. In the event that correction or replacement has been directed, the Contractor shall promptly notify the Contracting Officer, in writing, of the non-availability.

(4) The Contractor shall also prepare and furnish to the Government data and reports applicable to any correction required (including revision and updating of all affected data called for under his contract) at no increase in the contract price.

(5) When supplies are returned to the Contractor, the Contractor shall bear the transportation costs and responsibility for the supplies while in transit from the Government of Canada (irrespective of the f.o.b. point or the point of acceptance) to the Contractor’s plant and return.

(6) All implied warranties of merchantability and “fitness for a particular purpose” are excluded from any obligation contained in this contract.

(c) Remedies available to the Government.

(1) In the event of a breach of the Contractor’s warranty in paragraph (b)(1) of this clause, the Government may, at no increase in contract price —

(i) Require the Contractor, at the place of delivery specified in the contract (irrespective of the f.o.b. point or the point of acceptance) or at the Contractor’s plant, to repair or replace, at the Contractor’s election, defective or nonconforming supplies; or

(ii) Require the Contractor to furnish at the Contractor’s plant the materials or parts and installation instructions required to successfully accomplish the correction.

(2) If the Contracting Officer does not require correction or replacement of defective or nonconforming supplies or the Contractor is not obligated to correct or replace under paragraph (b)(3) of this clause, the Government shall be entitled to an equitable reduction in the contract price.

(3) The Contracting Officer shall notify the Contractor in writing of any breach of the warranty in paragraph (b) of this clause within 45 days after discovery of the defect. The Contractor will provide notification to the Government within five (5) calendar days that it has received notification of the warranty breach. Within 45 calendar days from receipt of the item the Contractor shall submit to the Contracting Officer a written recommendation as to the corrective action required to remedy the breach. After the notice of breach, but not later than 30 days after receipt of the Contractor’s recommendation for corrective action, the Contracting Officer may, in writing, direct correction or replacement as in paragraph (c)(1) of this clause, and the Contractor shall, notwithstanding any disagreement regarding the existence of a breach of warranty, comply with this direction. If it is later determined that the Contractor did not breach the warranty in paragraph (b)(1) of this clause, the contract price will be equitably adjusted.

(4) The rights and remedies of the Government provided in this clause are in addition to and do not limit any rights afforded to the Government by any other clause of the contract.

(d) The Contractor shall support the warranty process by complying with the procedures outlined in a Warranty Procedures Document that shall be mutually agreed upon between the Contractor and the Government during contract definitization.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e) All commercial warranties (expressed or implied) obtained by the Contractor under this contract shall be passed through to the Government.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 3997
57.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	JUL 2006
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data—Modifications	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data—Modifications	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.219-4	Notice of Price Evaluation Preference for HUBZone Small Business Concerns	JUL 2005
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-4	Contract Work Hours and Safety Standards Act - Overtime Compensation	JUL 2005
52.222-19	Child Labor Cooperation with Authorities and Remedies	JAN 2006
52.222-20	Walsh-Healey Public Contracts Act	DEC 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222 26	Equal Opportunity	APR 2002
52.222-29	Notification Of Visa Denial	JUN 2003
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.223-6	Drug-Free Workplace	MAY 2001
52.223-12	Refrigeration Equipment and Air Conditioners	MAY 1995
52.223-14	Toxic Chemical Release Reporting	AUG 2003

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

52.225-8	Duty-Free Entry	FEB 2000
52.725-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.777-1	Authorization and Consent	JUL 1995
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-10	Filing Of Patent Applications—Classified Subject Matter	APR 1984
52.229-3	Federal, State And Local Taxes	APR 2003
57.229-4	Federal, State, And Local Taxes (State and Local Adjustments)	APR 2003
52.230-3	Disclosure And Consistency Of Cost Accounting Practices	APR 1998
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-16	Progress Payments	APR 2003
52.232-17	Interest	JUN 1996
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242- 1	Notice of Intent to Disallow Costs	APR 1984
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes—Fixed Price	AUG 1987
52.243-6	Change Order Accounting	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.246-23	Limitation Of Liability	FEB 1997
52.246-24	Limitation Of Liability—High-Value Items	FEB 1997
52.246-25	Limitation Of Liability—Services	FEB 1997
52.247-1	Commercial Bill Of Lading Notations	FEB 2006
52.248-1	Value Engineering	FEB 2000
52.249-1	Termination For Convenience Of The Government (Fixed Price) (Short Form)	APR 1984
52.749-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.2.49-8	Default (Fixed-Price Supply & Service)	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7000	Acquisition Streamlining	DEC 1991
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	DEC 2006
252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DOD Contracts)	APR 1996
252.223-7004	Drug Free Work Force	SEP 1988

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

252.225-7001	Buy American Act And Balance Of Payments Program	JUN 2005
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7004	Reporting of Contract Performance Outside the United States and Canada—Submission after Award	DEC 2006
252.225-7012	Preference For Certain Domestic Commodities	JAN 2007
252.225-7013	Duty-Free Entry	OCT 2006
252.225-7014	Preference For Domestic Specialty Metals	JUN 2005
252.225-7015	Restriction on Acquisition of Hand Or Measuring Tools	JUN 2005
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	MAR 2006
252.225-7025	Restriction on Acquisition of Forgings	JUL 2006
252.225-7031	Secondary Arab Boycott Of Israel	JUN 2005
252.225-7040	Contractor Personnel Authorized to Accompany U.S. Armed Forces Deployed Outside the United States	JUN 2006
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	JUN 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions—Computer Software	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.232-7003	Electronic Submission of Payment Requests	MAY 2006
252.232-7010	Levies on Contract Payments	DEC 2006
252.242-7003	Application For U.S. Government Shipping Documentation/Instructions	DEC 1991
252.242-7004	Material Management And Accounting System	NOV 2005
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	JAN 2007
252.245-7001	Reports Of Government Property	MAY 1994
252.246-7000	Material Inspection And Receiving Report	MAR 2003
252.246-7001	Warranty Of Data	DEC 1991
252.249-7002	Notification of Anticipated Program Termination or Reduction	DEC 2006

CLAUSES INCORPORATED BY FULL TEXT

52.216-24                                       LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make. expenditures or incur obligations exceeding 5,263,185 dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is 5, 263,185 dollars.

(End of clause)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

252.217-7027                     CONTRACT DEFINITITION (OCT 1998)

(a) A Firm Fixed Priced Letter Contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit Firm Fixed Priced proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows:

EVENT	DATE
Letter Contract Award	27 April 2007
Baseline Definitization Proposal Received	27 May 2007
Negotiations Commence	20 July 2007
Negotiations Complete	17 September 2007
Definitive Contract Executed	24 October 2007

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed $8,967,974.

(End of clause)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section J- List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Statement of Work		21 -MAR-2007
Attachment 2	JERRV Performance Specification		21-MAR-2007
Attachment 3	BUFFALO Performance Specification		21-MAR-2007
Attachment 4	JERRV 90-Day On Board Consumables Block		21-MAR-2007
Attachment 5	BUFFALO 90-Day On Board Consumables Block		21-MAR-2007
Attachment 6	JERRV 1-Yr Forward Deployment Block		21-MAR-2007
Attachment 7	BUFFALO 1-Yr Forward Deployment Block		21-MAR-2007
Attachment 8	JERRV 1-Yr Maintenance Workshop Block		21-MAR-2007
Attachment 9	BUFFALO 1-Yr Maintenance Workshop Block		21-MAR-2007
Attachment 10	Special Tools and Test Equipment (STTE)		21 -MAR-2007